Note 8 - Variable Interest Entities	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Variable Interest Entity Disclosure [Text Block]
(8)	Variable Interest Entities

PRC laws and regulations place certain restrictions on foreign investment in and ownership of insurance agencies, brokerages and on-line business. Accordingly, the Group conducted some of its operations in China through contractual arrangements among its PRC subsidiaries, two
PRC affiliated entities and the equity shareholders of these PRC affiliated entities, who are PRC nationals.

In recent years, some rules and regulations governing the insurance intermediary sector in China have begun to encourage foreign investment. The Group commenced a restructuring which resulted in obtaining controlling equity ownership in a majority of its affiliated insurance intermediary companies.

In
May 2016,
the Group completed its restructuring and all the individual shareholders had transferred their respective equity interest in Shenzhen Dianliang Information Technology Co., Ltd and Shenzhen Xinbao Investment Management Co., Ltd to subsidiaries of the Company. Thereafter, the Group conducts all of its operations in China through its directly owned subsidiaries and those VIEs are all eliminated in the consolidated financial statements.

As of December 31,
	2016	2017
	RMB	RMB
Total assets	—	—
Total liabilities	—	—

	Year Ended December 31,
	2015	2016	2017
	RMB	RMB	RMB
Net Revenues	108,133	33,679	—
Net loss	(14,554)	(4,598)	—
Net cash generated from (used in) operating activities	37,943	(11,536)	—
Net cash (used in) generated from investing activities	(31,682)	2,601	—
Net cash generated from financing activities	—	—	—